LORD ABBETT INVESTMENT TRUST

Lord Abbett Floating Rate Fund

Supplement dated July 27, 2012 to the

Summary Prospectus dated April 1, 2012

The following replaces the subsection titled “Investment Adviser – Portfolio Manager” on page 8 of the summary prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2007
Jeffrey D. Lapin, Portfolio Manager	2012

Please retain this document for your future reference.